                                                                   Exhibit 10.35

                                         Personal Direct Dial
                                         (302) 651-1412

                                         June 20, 1997



William W. Davis, Sr.
President
Pulsar Data Systems, Inc.
4500 Forbes Boulevard
Atlanta, Maryland 20706

     Re: $5.2MM Financing

Dear Mr. Davis:

     Confirming our prior discussions and to memorialize the terms and conditions under which Wilmington Trust Company (the "Bank") has agreed to make funding available to Pulsar Data Systems, Inc. (The "Borrower"), I set forth below a basic outline of the funding proposal.

1. The loan amount will be capped at $5.2MM, the current principal amount outstanding on the $22MM Line of Credit which terminates at the end of the month.

2. The loan will be interest only for a period of six months; thereafter the outstanding principal amount will be converted to a five year term loan.

3. The loan will be guaranteed by Palmer III Limited Partnership and Davis Holding Company. To provide additional support for this credit, you have offered, and we accept, your personal guarantee and that of your wife Lillian Davis. The guarantee of Palmer III Limited Partnership will be collateralized with a second mortgage position on the property generally known as 4500 Forbes Boulevard, Lanham, MD 20706. The Davis Holding Company guarantee will be collateralized by a second mortgage on the parcel commonly known as 3029-3035 Peachtree Road, Atlanta, GA 30326. The guarantee of you and your wife will be collateralized by a second mortgage on your residence located at 3309 Shortridge Lane, Mitchellville, MD 20721.

William W. Davis, Sr.
June 20, 1997
Page 2 of 3

     To the extent not inconsistent with the foregoing and with the new documentation contemplated herein, the existing loan documents executed in conjunction with the original $22MM Line of Credit, as renewed in 1996, and the collateral and security therefor, will remain in full force and effect.

                                   Sincerely,

                                   WILMINGTON TRUST COMPANY



                                   /s/ WILLIAM H. MAJOR
                                   ------------------------------
                                   William H. Major
                                   Vice President

The above terms and conditions are hereby agreed to and accepted this 20/th/ day
                                                                      ------
of June, 1997.

PULSAR DATA SYSTEMS, INC.


By: /s/ WILLIAM W. DAVIS, SR.
    -------------------------

Title: President/CEO
       ----------------------

GUARANTORS:


     /s/ WILLIAM W. DAVIS, SR.
     ---------------------------------
     William W. Davis, Sr.


     /s/ LILLIAN A. DAVIS
     ---------------------------------------
     Lillian A. Davis

     PALMER III, LIMITED PARTNERSHIP



     By: [AUTHORIZED SIGNATORY]
         ----------------------

William W. Davis, Sr.
June 20, 1997
Page 3 of 3


     DAVIS HOLDING COMPANY


     By: [AUTHORIZED SIGNATORY]
         ----------------------